CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report on Form 10-K of OncoVista Innovative Therapies, Inc. (the "Company") for the fiscal year ended December 31, 2008 filed with the Securities and Exchange Commission (the "Report"), I, Alexander L. Weis, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The  information  contained in the Report fairly  presents,  in all material respects,  the consolidated  financial  condition of the Company as of the dates presented and consolidated  results of operations of the Company for the periods presented.

Dated: March 27, 2009

By:	/s/ Alexander L. Weis
Alexander L. Weis
Chief Executive Officer

This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

A signed original of this written statement required by Section 906 has been provided to OncoVista Innovative Therapies, Inc. and will be retained OncoVista Innovative Therapies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.